Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 004 [Member]
EBP, Tax Status [Line Items]
Income Tax Status	Federal Income Tax Status
The Plan has received a determination letter from the IRS dated December 2, 2015 stating that the Plan is qualified under Section 401(a) of the IRC and, therefore, is exempt from taxation. Subsequent to this determination by the IRS, the Plan was amended. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the IRC, and therefore, the Plan, as amended, is qualified and is tax‑exempt.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS.
The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.